                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 23, 2002


                              PLANVISTA CORPORATION
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           DELAWARE                         1-13772             13-3787901
 -------------------------------   ------------------------  ------------------
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)     IRS EMPLOYER
         INCORPORATION)                                      IDENTIFICATION NO.)


       3501 FRONTAGE ROAD, TAMPA,
               FLORIDA                                              33607
----------------------------------------                         -----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (813) 287-2547


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

         On January 23, 2002, PlanVista Corporation ("PlanVista") agreed to certain Key Terms and Conditions for Restructured Credit Facilities (the "Summary of Key Terms") with First Union National Bank, as administrative agent ("Administrative Agent"), and the other nine lenders under the facility (along with the Administrative Agent, the "Lenders"). The Summary of Key Terms, once memorialized in definitive documentation, will replace existing credit facilities (the "Existing Credit Facilities") outstanding under (i) that certain Second Amended and Restated Credit Agreement dated as of June 8, 2000 by and among PlanVista, as borrower, the lenders party thereto and First Union National Bank, as administrative agent (as heretofore amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Existing Credit Agreement") and (ii) that certain Forbearance Agreement dated as of September 1, 2001 by and among the Company, the Credit Parties listed on the signature pages thereto, the Lenders and the Administrative Agent (as heretofore amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Forbearance Agreement").

         Under the terms of the Summary of Key Terms and subject to certain conditions, the parties have agreed to a new credit facility and restructure, the closing of which is expected to occur within thirty (30) days hereof.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

         The following exhibits are included with this Report:

         Exhibit 99.1 Term Sheet dated January 23, 2002, by and among PlanVista Corporation, First Union National Bank, as Administrative Agent, and the Lenders.

         Exhibit 99.2      Press Release dated January 23, 2002




SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PLANVISTA CORPORATION


Date:  January 25, 2002                 By: /s/ Phillip S. Dingle
                                           -------------------------------------
                                            Phillip S. Dingle,
                                            Chairman and Chief Executive Officer

                                  EXHIBIT INDEX

         Exhibit 99.1 Term Sheet dated January 23, 2002, by and among PlanVista Corporation, First Union National Bank, as Administrative Agent, and the Lenders.

         Exhibit 99.2      Press Release dated January 23, 2002